Financial Instruments - Derivatives Not Designated as Hedging Instruments - Net effect on the Statement of Comprehensive Income (Table) (Details) - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2019	Jun. 30, 2018	Jun. 30, 2019	Jun. 30, 2018
Derivative
Total	$ (2,294)	$ 5,131	$ (34)	$ 4,720
Interest and finance costs, net
Derivative
Interest rate swaps	(123)	0	(143)	0
Bunker swaps	(1,626)	5,056	874	4,614
Bunker call options	$ (545)	$ 75	$ (765)	$ 106